                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  HECTOR COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No Fee Required
     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
/ /  Items 22(a)(2) of
     Schedule A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                       HECTOR COMMUNICATIONS CORPORATION

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 19, 1998

                            ------------------------

    Notice is hereby given that the Annual Meeting of Shareholders of Hector Communications Corporation will be held at The Marquette Hotel, 50th Floor IDS Center, 7th and Marquette, Minneapolis, Minnesota 55402, on Tuesday, May 19, 1998 at 2:00 p.m., Central Daylight Time, for the following purposes:

    1. To elect three (3) directors to hold office until the 2001 Annual Meeting of Shareholders or until their successors are elected.

    2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

    The Board of Directors has fixed the close of business on March 27, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                          By Order of the Board of Directors

                                          Richard A. Primuth,
                                          SECRETARY

Hector, Minnesota
April 9, 1998

    TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                       HECTOR COMMUNICATIONS CORPORATION
                             211 SOUTH MAIN STREET
                            HECTOR, MINNESOTA 55342
                                 (612) 848-6611

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

    This Proxy Statement is furnished to the shareholders of Hector Communications Corporation ("HCC" or the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held at The Marquette Hotel, 50th Floor IDS Center, 7th and Marquette, Minneapolis, Minnesota 55402 on Tuesday, May 19, 1998, beginning at 2:00 p.m. or at any adjournment or adjournments thereof. The cost of this solicitation will be paid by the Company. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, telegraph or in person. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Company's Common Stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

    Any proxy may be revoked at any time before it is voted by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a written proxy by request in person at the Annual Meeting. If not so revoked, the shares represented by such proxy will be voted by the persons designated as proxies in favor of the matters indicated. In the event any other matters properly come before the meeting calling for a vote of shareholders, the persons named as proxies will vote in accordance with their judgment on such matters. The Company's corporate offices are located at 211 South Main Street, Hector, Minnesota 55342, and its telephone number is (612) 848-6611. The mailing of this Proxy Statement to shareholders of the Company commenced on or about April 9, 1998.

    The total number of shares outstanding and entitled to vote at the meeting as of March 27, 1998 consisted of 2,103,226 shares of $.01 par value Common Stock. Each share of Common Stock is entitled to one vote. Cumulative voting in the election of directors is not permitted. Only shareholders of record at the close of business on March 27, 1998 will be entitled to vote at the meeting. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business. In addition to its outstanding Common Stock, the Company had outstanding on the record date 374,100 shares of non-voting convertible preferred stock. See "Security Ownership of Certain Beneficial Owners and Management" herein.

    Under Minnesota law, each item of business properly presented at a meeting of shareholders generally must be approved by the affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business. However, if the shares present and entitled to vote on any particular item of business would not constitute a quorum for the transaction of business at the meeting, then that item must be approved by holders of a majority of the minimum number of shares that would constitute such a quorum. Votes cast by proxy or in person at the Annual Meeting of Shareholders will be tabulated at the meeting to determine whether or not a quorum is present. Abstentions on a particular item of business will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of the matter. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth the number of shares of the Company's common stock by each person known by the Company to own of record or beneficially five percent (5%) or more of the Company's common stock, and all officers and directors of the Company as a group based upon information available as of March 15, 1998.

           NAME AND ADDRESS             AMOUNT AND NATURE OF    PERCENT
         OF BENEFICIAL OWNER            BENEFICIAL OWNERSHIP   OF CLASS*
--------------------------------------  --------------------  ------------
Curtis A. Sampson                             545,870(1)            26.0%
211 South Main Street
Hector, MN 55342

Mario J. Gabelli                              443,200(2)           17.89%
One Corporate Center
Rye, New York 10580

Perkins Capital Management Inc.               437,901(3)            20.9%
730 E Lake Street
Wayzata, MN 55391

Golden West Cablevision, Inc.                 171,425                8.2%
P.O. Box 411
Wall, South Dakota 57790

Paul N. Hanson                                148,105(4)             7.1%
211 South Main Street
Hector, MN 55342

John C. Ortman                                132,337                6.3%
1506 17th Street
Lawrenceville, IL 62439

All directors and officers                    744,190(5)            35.5%
as a group (9 persons)

------------------------

 * There are currently outstanding 374,100 shares of the Company's Series A Convertible Preferred Stock. The holders of preferred stock have no voting rights, except in limited circumstances, but each share of preferred stock is convertible at any time at the option of the holder into one share of common stock. The percent calculations do not give effect to the conversion of any shares of preferred stock, all of which are issued to persons and entities directly or indirectly controlled by or affiliated with Mr. Mario
    J. Gabelli, except for the percentage calculation applicable to Mr. Gabelli. See footnote 2. Each such percentage calculation would decline approximately 17% if such conversion were assumed.

(1) The shares listed above include 374,517 shares owned by Mr. Sampson directly, 50,000 shares which may be purchased within 60 days pursuant to outstanding stock options, 562 shares issuable upon conversion of the Company, 8.5% Convertible Subordinated Debentures due 2002, 7,062 shares owned by Mr. Sampson's wife, 57,981 shares owned by the Communications Systems, Inc. Employee Stock Ownership Plan ("CSI ESOP") of which Mr. Sampson is a trustee and 55,748 shares owned by the Hector Communications Corporation Employee Stock Ownership Plan ("Hector ESOP") of which Mr. Sampson is a trustee. See "Certain Transactions" below. Mr. Sampson disclaims any beneficial ownership of the shares owned by his wife and disclaims any beneficial ownership of the shares owned by the CSI ESOP and the Hector ESOP in excess of the shares allocated to his account, which totaled 9,045 shares at December 31, 1997.

(2) The aggregate number of shares listed includes shares respectively held by various persons or entities which are deemed to be controlled, direct or indirectly, by or affiliated with Mr. Gabelli. The aggregate number of shares listed above include 347,200 shares of the Company's non-voting Convertible Preferred Stock (which are convertible on a one for one basis at any time into the Company's common stock) which are held by the following persons in the amounts respectively indicated: Gabelli Performance Partnership, 223,200 shares; Lynch Corporation, 124,000 shares. In addition, the following persons hold shares of the Company's common stock in the amounts respectively indicated: Gabelli Performance Partnership, 29,000 shares; GAMCO Investors, Inc., 35,200 shares; and Lynch Corporation, 31,800 shares.

(3) The shares indicated include 425,901 shares deemed to be owned by Perkins Capital Management, Inc. as the beneficial holder of $3,782,000 Hector Communications Corporation 8.5% Convertible Subordinated Debentures due 2002 and a warrant to purchase 4,000 shares.

(4) The shares listed above include 11,876 shares owned by Mr. Hanson directly, 22,500 shares which may be purchased within 60 days pursuant to outstanding stock options, 57,981 shares owned by the CSI ESOP of which Mr. Hanson is a trustee and 55,248 shares owned by the Hector ESOP of which Mr. Hanson is a trustee. Mr. Hanson disclaims any beneficial ownership of the shares owned by the CSI and Hector ESOP's in excess of the shares allocated to his account, which totaled 2,440 shares at December 31, 1997.

(5) Includes 113,729 shares owned collectively by the CSI ESOP and the Hector ESOP of which Messrs. C. A. Sampson and Hanson are trustees, and 133,700 shares deemed outstanding pursuant to options exercisable within 60 days. Mr. Sampson and Mr. Hanson disclaim any beneficial ownership of the shares owned by the CSI ESOP and the Hector ESOP in excess of shares allocated to their respective accounts as described under footnotes 1 and 4 above.

                             ELECTION OF DIRECTORS

    The Board of Directors has nominated and recommends for election as directors of the Company the three persons named below. Messrs. Paul N. Hanson and Wayne E. Sampson have served as directors since 1990. Mr. James O. Ericson has served as director since 1995. It is intended that proxies will be voted for such nominees. The Board of Directors believes that each nominee named below will be able to serve, but should a nominee be unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board of Directors may propose.

    Information regarding the nominees and other directors filling unexpired terms, including information regarding their principal occupations currently and for the preceding five years, is set forth below and on the following page. Ownership of Common Stock of the Company is given as of March 15, 1998. To the best of the Company's knowledge, unless otherwise indicated below, the persons indicated possess sole voting and investment power with respect to their stock ownership.

                                                                                      YEAR
                                                                                     CURRENT     AMOUNT OF      PERCENT OF
                                     PRINCIPAL OCCUPATION              DIRECTOR       TERM         STOCK        OUTSTANDING
      NAME AND AGE                 AND OTHER DIRECTORSHIPS               SINCE       EXPIRES     OWNERSHIP         STOCK
------------------------  ------------------------------------------  -----------  -----------  ------------  ---------------
NOMINEES PROPOSED FOR ELECTION FOR TERM EXPIRING IN 2001
James O. Ericson          Business consultant and private investor          1995         1998      25,810(1)          1.2%
 (62)
Paul N. Hanson            Vice President and Treasurer of the               1990         1998     148,105(2)          7.1%
 (51)                     Company; Chief Financial Officer, Vice
                          President of Finance and Treasurer of
                          Communications Systems, Inc. (manufacturer
                          of telephone connecting and wiring
                          devices) since 1982.
Wayne E. Sampson          Management consultant; director of                1990         1998      65,981(3)          3.1%
 (68)+                    Communications Systems, Inc.

DIRECTORS SERVING UNEXPIRED TERMS

Curtis A. Sampson         Chairman and Chief Executive Officer of           1990         1999      545,870  (4)         26.0   %
 (64)+                    the Company; Chairman of the Board,
                          President and Chief Executive Officer of
                          Communications Systems, Inc.; Chairman of
                          the Board of Canterbury Park Holding
                          Corporation (thoroughbred racetrack).

Steven H. Sjogren         President and Chief Operating Officer of          1990         1999       98,024  (5)          4.7   %
 (55)+                    the Company.

Charles R. Dickman        Retired Pharmacist, Hector, Minnesota.            1990         2000       54,161  (6)          2.6   %
 (77)

Paul A. Hoff              Chief Executive Officer, Park Regional            1993         2000        3,000  (7)      *
 (50)                     Mutual Telephone Company, Underwood,
                          Minnesota.

Edward E. Strickland      Business and management consultant;               1990         2000       14,750  (8)      *
 (71)                     Director of: Green Isle Environmental
                          Services, Inc. (manufacturing);
                          Bio-Vascular, Inc. (medical devices);
                          Communications Systems, Inc.; and Avecor
                          Cardiovascular, Inc. (medical devices).

------------------------

 + Wayne E. Sampson and Curtis A. Sampson are brothers and each is a first cousin to Mr. Sjogren.

 *  Indicates ownership of less than one percent.

(1) Includes 3,310 shares owned by Mr. Ericson's spouse, as to which beneficial ownership is disclaimed and 2,000 shares deemed outstanding pursuant to options exercisable within sixty days.

(2) See footnote 4 to "Security Ownership of Certain Beneficial Owners and Management" above.

(3) Includes 3,500 shares owned by Mr. W. E. Sampson directly, 4,500 shares which may be purchased within 60 days pursuant to outstanding stock options, and 57,981 shares owned by the CSI ESOP, of which Mr. Sampson is a trustee. Mr. Sampson disclaims any beneficial ownership of the shares owned by the CSI ESOP.

(4) See footnote 1 to "Security Ownership of Certain Beneficial Owners and Management" above.

(5) Includes 10,076 shares owned by Mr. Sjogren directly, 32,200 shares deemed outstanding pursuant to options exercisable within 60 days and 55,748 shares owned by the Hector ESOP of which Mr. Sjogren is a trustee. Mr. Sjogren disclaims any beneficial ownership of the shares owned by the Hector ESOP in excess of the shares allocated to his account, which totaled 5,250 shares at December 31, 1997.

(6) Includes 14,334 shares owned by Mr. Dickman's wife, as to which beneficial ownership is disclaimed, and 4,500 shares deemed outstanding pursuant to options exercisable within 60 days.

(7) Represents shares deemed outstanding pursuant to options exercisable within 60 days.

(8) Includes 4,500 shares deemed outstanding pursuant to options exercisable within 60 days and 2,250 shares upon conversion of convertible dentures.

INFORMATION REGARDING BOARD AND BOARD COMMITTEES

    The Board of Directors of the Company met 4 times during 1997. Each director nominee and each continuing director attended at least 75% of the meetings of the Board and each committee on which such director served.

    Each non-employee members of the Board is paid an annual fee of $3,600, plus $300 for each meeting attended. Messrs. Curtis A. Sampson, Sjogren and Hanson, who are otherwise employed by the Company, receive no additional compensation for service on the Board.

    Each non-employee member of the Board of Directors nominated for reelection or continuing in office receives at the time of each annual meeting of the shareholders an option to purchase 1,000 shares of the Company's Common Stock. Each director's option is to purchase 1,000 shares of Common Stock at a price equal to the fair market value of the Company's Common Stock on the date of grant exercisable over a ten-year period beginning six months after the date the option is granted.

    The Company has an Audit Committee consisting of Messrs. Hoff, Wayne E. Sampson and Strickland. The Audit Committee recommends to the full Board of Directors the selection of independent accountants and reviews the activities and reports of the independent accountants, as well as the internal accounting controls of the Company. The Audit Committee met once in 1997.

    The Company has a Compensation Committee consisting of Messrs. Hoff, Wayne
E. Sampson and Sjogren. The Compensation Committee met once during 1997. The Compensation Committee recommends to the Board of Directors compensation for executive officers and key personnel and reviews the Company's compensation policies and practices. Mr. Sjogren does not participate in the consideration by the committee of his own compensation.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following tables show, for the fiscal years ending December 31, 1997, 1996 and 1995, the cash and other compensation paid to or accrued by the Company for the Company's chief executive officer and chief operating officer in all capacities served, as well as information relating to option grants, option exercises and fiscal year end option values applicable to such persons.

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM
                                                                                      COMPENSATION
                                                                                         AWARDS
                                                                                      -------------
                                                          ANNUAL COMPENSATION            OPTIONS
                                                    --------------------------------   (NUMBER OF        ALL OTHER
NAME AND PRINCIPAL POSITION                           YEAR       SALARY      BONUS       SHARES)      COMPENSATION(2)
--------------------------------------------------  ---------  ----------  ---------  -------------  -----------------
Curtis A. Sampson ................................       1997  $  122,308  $  20,000       10,000        $   9,536
  Chief Executive Officer (1)                            1996  $  113,654  $  15,000       10,000        $   7,618
                                                         1995  $  110,854  $  25,000       10,000        $   7,970

Steven H. Sjogren ................................       1997  $   96,576  $  10,000        8,100        $   7,436
  Chief Operating Officer                                1996  $   89,385  $   9,000        8,100        $   6,501
                                                         1995  $   84,642  $   7,500        8,000        $   6,726

------------------------

Note: Certain columns have not been included in this table because the information called for therein is not applicable to the Company or the individual named above for the periods indicated.

 (1) Mr. Sampson devotes approximately 40% of his working time to the Company. The balance of his working time Mr. Sampson serves as Chairman and Executive Officer of Communications Systems, Inc., for which he is separately compensated. See "Certain Transactions."

 (2) All other compensation for Messrs. Sampson and Sjogren consisted of Company contributions to the Company's 401(k) Plan and Employee Stock Ownership Plan.

                             OPTION GRANTS IN 1997

                                                                      INDIVIDUAL GRANTS
                                   ----------------------------------------------------------------------------------------
                                                                                                       POTENTIAL REALIZABLE
                                                                                                         VALUE AT ASSUMED
                                                     % OF                                                ANNUAL RATES OF
                                                 TOTAL OPTIONS                  MARKET                     STOCK PRICE
                                                  GRANTED TO      EXERCISE     PRICE ON                  APPRECIATION FOR
                                     OPTIONS     EMPLOYEES IN     PRICE PER     DATE OF    EXPIRATION      OPTION TERM
NAME                                 GRANTED      FISCAL YEAR       SHARE        GRANT        DATE        5%         10%
---------------------------------  -----------  ---------------  -----------  -----------  ----------  ---------  ---------
Curtis A. Sampson................      10,000          16.2%      $    8.25    $    7.50    3/24/02    $  13,221  $  38,288
Steven H. Sjogren................       8,100          13.1%           7.50         7.50    3/24/02       16,784     37,088

OPTION EXERCISES IN 1997

    There were no option exercises by the named executives in 1997.

                          1997 YEAR END OPTION VALUES

                                                                       VALUE OF UNEXERCISED
                                                                       IN-THE-MONEY OPTIONS
                                          NUMBER OF UNEXERCISED        AT FY-END (BASED ON
                                           OPTIONS AT 12/31/97       12/31/97 PRICE OF $9.25)
                                        --------------------------  --------------------------
NAME                                    EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
--------------------------------------  -----------  -------------  -----------  -------------
Curtis A. Sampson.....................      40,000        10,000     $  65,208    $    13,666
Steven H. Sjogren.....................      31,033         8,067        74,575         16,875

EMPLOYMENT CONTRACTS

    The Company entered into an employment agreement effective August 1, 1990 with Mr. Steven H. Sjogren, the Company's President, which has a term of 10 years. Current compensation under the contract is $98,000 per annum which is subject to increase pursuant to annual salary reviews. In addition to other customary terms and conditions, the employment agreement requires that any early termination of the agreement by the Company be "for cause."

                              CERTAIN TRANSACTIONS

TRANSACTIONS AND SHARED MANAGEMENT WITH COMMUNICATIONS SYSTEMS, INC.

    The Company receives certain staff services and systems, such as payroll and pension plan administration, from Communications Systems, Inc. pursuant to an agreement entered into in August 1990 with the costs and expenses of such services paid by the Company. CSI has continued to make available to the Company certain centralized staff services and systems, such as payroll and pension plan administration, with the related costs and expenses being paid by the Company. In 1997 and 1996 the Company paid CSI, respectively, $264,000 and $258,000 for such services, amounts which management believes is less than what the Company would pay if it was required to pay for such services from another vendor.

    Three of the Company's executive officers, Curtis A. Sampson, Paul N. Hanson and Charles A. Braun, each devote approximately 40% of their working time to the Company. Messrs. Sampson, Hanson and Braun devote the remainder of their working time to CSI, of which Mr. Sampson serves as Chairman and Chief Executive Officer. Mr. Hanson serves as Chief Financial Officer, Vice President of Finance and Treasurer, and Mr. Braun serves as Controller. These officers are separately compensated for their services to CSI.

REPORTS TO THE SECURITIES AND EXCHANGE COMMISSION

    The Company's officers, directors and beneficial holders of 10% or more of the Company's securities are required to file reports of their beneficial ownership with the Securities and Exchange Commission on SEC Forms 3, 4 and 5. According to the Company's records, during the period from January 1, 1997 to December 31, 1997, officers, directors and ten percent beneficial holders of the Company filed all reports with the Securities and Exchange Commission required under Section 16(a) to report their beneficial ownership.

                             THE COMPANY'S AUDITORS

    Olsen Thielen & Co., Ltd. have been the auditors for the Company since 1969 and have been selected by the Board of Directors, upon recommendation of the Audit Committee, to serve as such for the current fiscal year. A representative of Olsen Thielen & Co., Ltd. is expected to be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement and will be available to respond to appropriate questions.

                 SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

    The proxy rules of the Securities and Exchange Commission permit shareholders of the Company, after timely notice to the Company, to present proposals for shareholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by Company action in accordance with the Commission's proxy rules. The next annual meeting of the shareholders of Hector Communications Corporation is expected to be held on or about May 15, 1999 and proxy materials in connection with that meeting are expected to be mailed on or about March 31, 1999. Shareholder proposals prepared in accordance with the Commission's proxy rules must be received at the Company's corporate office, 211 South Main Street, Hector, Minnesota 55342, Attention: President, by December 15, 1998, in order to be considered for inclusion in the Board of Directors' Proxy Statement and proxy card for the 1999 Annual Meeting of Shareholders. Any such proposals must be in writing and signed by the shareholder.

    The Bylaws of the Company establish an advance notice procedure with regard to (i) certain business to be brought before an annual meeting of shareholders of the Company and (ii) the nomination by shareholders of candidates for election as directors.

    PROPERLY BROUGHT BUSINESS. The Bylaws provide that at the annual meeting only such business may be conducted as is of a nature that is appropriate for consideration at an annual meeting and has been either specified in the notice of the meeting, otherwise properly brought before the meeting by or at the direction of the Board of Directors, or otherwise properly brought before the meeting by a shareholder who has given timely written notice to the Secretary of the Company of such shareholder's intention to bring such business before the meeting. To be timely, the notice must be given by such shareholder to the Secretary of the Company not less than 45 days nor more than 75 days prior to a meeting date corresponding to the previous year's annual meeting. Notice relating to the conduct of such business at an annual meeting must contain certain information as described in Section 2.9 of the Company's Bylaws, which are available for inspection by shareholders at the Company's principal executive offices pursuant to Section 302A.461, subd. 4 of the Minnesota Statutes. Nothing in the Bylaws precludes discussion by any shareholder of any business properly brought before the annual meeting in accordance with the Company's Bylaws.

    SHAREHOLDER NOMINATIONS. The Bylaws provide that a notice of proposed shareholder nominations for the election of directors must be timely given in writing to the Secretary of the Company prior to the meeting at which directors are to be elected. To be timely, the notice must be given by such shareholder to the Secretary of the Company not less than 45 days nor more than 75 days prior to a meeting date corresponding to the previous year's annual meeting. The notice to the Company from a shareholder who intends to nominate a person at the meeting for election as a director must contain certain information as described in Section 3.7 of the Company's Bylaws, which are available for inspection by shareholders as described above. If the presiding officer of a meeting of shareholders determines that a person was not nominated in accordance with the foregoing procedure, such person will not be eligible for election as a director.

                                 OTHER MATTERS

    Management knows of no other matters that will be presented at the meeting. If any other matters arise at the meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the proxy.

    The Company is transmitting with this Proxy Statement its Annual Report for the year ended December 31, 1997. SHAREHOLDERS MAY RECEIVE, WITHOUT CHARGE, A COPY OF THE COMPANY'S 1997 FORM 1O-K REPORT AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO ASSISTANT SECRETARY, HECTOR COMMUNICATIONS CORPORATION, 211 SOUTH MAIN STREET, HECTOR, MINNESOTA 55342.

                                          By Order of the Board of Directors,
                                          Richard A. Primuth,
                                          SECRETARY

                       HECTOR COMMUNICATIONS CORPORATION
                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                   BOARD OF DIRECTORS FOR THE ANNUAL MEETING
                   OF SHAREHOLDERS TO BE HELD ON MAY 19, 1998

    The undersigned hereby appoints Charles R. Dickman, Paul A. Hoff and Edward
E. Strickland or any of them, as proxies, with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Hector Communications Corporation, to be held Tuesday, May 19, 1998, at 2:00 p.m. Central Daylight Time at The Marquette Hotel, 50th Floor IDS Center, 7th and Marquette, Minneapolis, Minnesota 55402, or at any adjournments thereof, upon any and all matters which may properly be brought before the meeting or adjournment thereof, hereby revoking all former proxies.

1.         ELECTION
           OF
           DIRECTORS.
           / /
           / /

 (INSTRUCTIONS: TO
 WITHHOLD AUTHORITY
  TO VOTE FOR ANY
 INDIVIDUAL NOMINEE
WRITE THAT NOMINEE'S
 NAME IN THE SPACE
  PROVIDED BELOW.)
                  James
O.
Ericson                  Paul
N.
Hanson                  Wayne
E. Sampson

2.

1.

           WITH AUTHORITY to vote for all nominees listed below (except as indicated to the contrary) for a three year term ending at the 2001 Annual Meeting of Shareholders

           WITHOUT AUTHORITY to vote for nominees listed below

 (INSTRUC
 WITHHOLD
  TO VOTE
 INDIVIDU
WRITE THA
 NAME IN
  PROVIDE

O.
Ericson
N.
Hanson
E. Sampso
           --------------------------------------------------------------------------------------------------------

2.         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.



    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NAMED ON THE REVERSE SIDE OF THIS CARD UNLESS OTHERWISE SPECIFIED.

    PLEASE DATE AND SIGN exactly as your name(s) appears below indicating, where proper, official position or representative capacity in which you are signing. When signing as executor, administrator, trustee or guardian, give full title as such; when shares have been issued in names of two or more persons, all should sign.
                                              Dated ______________________, 1998
                                              __________________________________
                                                          Signature
                                              __________________________________
                                                  Signature if held jointly